UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nieuwezijds Voorburgwal 104 1012 SG Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 6 82 55 84 30

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 24, 2024, Playa Hotels & Resorts N.V. (the “Company”) and its subsidiary, Playa Resorts Holding B.V. (the “Borrower”), entered into the Second Amendment to Second Amended and Restated Credit Agreement (the “Amendment”), dated as of June 24, 2024, with Deutsche Bank AG New York Branch, as Administrative Agent and lender and the other lenders party thereto from time to time, which Amendment amends the Second Amended and Restated Credit Agreement, dated as of December 16, 2022, among the Company, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders and agents (as amended prior to the date hereof, the “Existing Credit Agreement” and, as amended by the Amendment, the “Credit Agreement). The Amendment amends the Existing Credit Agreement to, among other things, decrease the interest rate applicable to the 2022 Term Loans (as defined in the Credit Agreement) by 0.50% to, at the Borrower’s option, either a base rate plus a margin of 1.75% or SOFR plus a margin of 2.75%.

Except as amended by the Amendment, the terms of the Existing Credit Agreement remain in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Credit Agreement, dated as of June 24, 2024, among Playa Hotels & Resorts N.V., Playa Resorts Holding B.V., as Borrower, the Guarantors party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and lender and the other lenders party thereto from time to time.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: June 24, 2024	By:	/s/ Ryan Hymel
Ryan Hymel
Chief Financial Officer